SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2006
CSX CORPORATION
(Exact name of registrant as specified in charter)

Virginia (State or other jurisdiction of incorporation)	1-8022 (Commission File Number)	62-1051971 (I.R.S. Employer Identification Number)
500 Water Street, 15th Floor,
Jacksonville, FL 32202
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(904) 359-3200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 15, 2006, CSX Corporation issued the CSX Corporation 2005 Corporate Profile (the “2005 Corporate Profile”). A copy of the 2005 Corporate Profile is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The 2005 Corporate Profile is also available on the Company’s website at www.csx.com.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	CSX Corporation 2005 Corporate Profile.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION
By:	/s/ David A. Boor
David A. Boor
Vice President — Tax and Treasurer

Date: June 14, 2006

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